(File Nos. 2-91362 and 811-4040)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
       [X]     Preliminary Proxy Statement
       [ ]     Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
       [ ]     Definitive Proxy Statement
       [ ]     Definitive Additional Materials
       [ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                      PAINEWEBBER MANAGED INVESTMENTS TRUST
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]     No fee required
       [ ]     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11

               1) Title of each class of securities to which transaction applies:

                      ---------------------------------
               2)     Aggregate  number  of   securities  to  which  transaction
                      applies:

                      ---------------------------------
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               4)     Proposed maximum aggregate value of transaction:

                      ---------------------------------
               5)     Total fee paid:

                      ---------------------------------


       [ ]     Fee paid previously with preliminary materials.
       [ ]     Check  box  if   any  part of the fee is offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount Previously Paid:

                      ---------------------------------
               2)     Form, Schedule or Registration Statement No.:

                      ---------------------------------
               3)     Filing Party:

                      ---------------------------------
               4)     Date Filed:

                      ---------------------------------

                          PAINEWEBBER HIGH INCOME FUND
               (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)

                                                               December 30, 2000

Dear Shareholder,

         The enclosed proxy materials relate to a special meeting of the shareholders of PaineWebber High Income Fund ("Fund"), a series of PaineWebber Managed Investments Trust ("Trust"), to be held on February 8, 2001. The Board of Trustees of the Trust ("Board") has called this meeting to request shareholder approval of several proposals relating to the management and operation of the Fund. With respect to the Fund's investment management arrangements, the Board seeks shareholder approval of: (a) a new investment management and administration contract between the Fund and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and (b) a sub-advisory contract under which Massachusetts Financial Services Company ("MFS") would serve as sub-adviser for the Fund's investment portfolio. Your Board has approved these new investment management arrangements, including the appointment of MFS as the Fund's sub-adviser.

         The Board also asks shareholder approval to implement an exemptive order issued by the Securities and Exchange Commission that would permit Mitchell Hutchins and the Board, in the future, to replace MFS with a new, unaffiliated sub-adviser and amend the Fund's sub-advisory contracts without seeking additional shareholder approval.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

         YOUR VOTE IS VERY IMPORTANT. Please take the time to review the enclosed proxy statement and vote your shares today by signing and returning the enclosed proxy or by voting via telephone or the Internet. We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote.

         Thank you for your attention to this matter and for your continuing investment in the Fund.

                                              Very truly yours,



                                              Brian M. Storms
                                              President

                          PAINEWEBBER HIGH INCOME FUND
                               51 West 52nd Street
                          New York, New York 10019-6114

                                 ---------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 8, 2001

                                 ---------------

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber High Income Fund ("Fund"), a series of PaineWebber Managed Investments Trust ("Trust"), will be held on February 8, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time, for the following purposes:

         1.   To  approve  or  disapprove  a  new   Investment   Management  and
              Administration Contract for the Fund with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins");

         2. To approve or disapprove a Sub-Advisory Contract between Mitchell Hutchins and Massachusetts Financial Services Company; and

         3. To approve or disapprove a policy to permit Mitchell Hutchins and the Fund's Board of Trustees to appoint and replace sub-advisers, enter into sub-advisory contracts, and approve amendments to sub-advisory contracts on behalf of the Fund without further shareholder approval.

         Shareholders of record as of the close of business on November 30, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Trust's Board of Trustees, or vote your shares by telephone or the Internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

                                              By Order of the Board of Trustees,


                                              Dianne E. O'Donnell

December 30, 2000
51 West 52nd Street
New York, New York  10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT, THE SUB-ADVISORY CONTRACT, AND THE SUB-ADVISORY POLICY, AND "FOR" OR "AGAINST" ANY OTHER BUSINESS WHICH MAY PROPERLY ARISE AT THE MEETING, IN THE PROXIES' DISCRETION. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the Internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

         To vote via the Internet, please access HTTP://VOTE.PROXY-DIRECT.COM on the World Wide Web and follow the on-screen instructions.

         You may also call 1-800-597-7836 and vote by telephone. If you have any questions regarding the Meeting agenda or the execution of your proxy, please call toll-free 1-877-748-9131.

         If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

                       1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

                       2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

                       3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                       REGISTRATION                          VALID SIGNATURE
                       ------------                          ---------------
Corporate Accounts

(1)   ABC Corp........................................    ABC Corp.
                                                          John Doe, Treasurer

(2)   ABC Corp........................................    John Doe, Treasurer

(3)   ABC Corp. c/o John Doe, Treasurer...............    John Doe

(4)   ABC Corp. Profit Sharing Plan...................    John Doe, Trustee

Partnership Accounts

(1)   The XYZ Partnership.............................    Jane B. Smith, Partner

(2)   Smith and Jones, Limited Partnership............    Jane B. Smith, General
                                                          Partner

Trust Accounts

(1)   ABC Trust Account...............................    Jane B. Doe, Trustee

(2)   Jane B. Doe, Trustee u/t/d 12/28/78............     Jane B. Doe

Custodial or Estate Accounts

(1)   John B. Smith, Cust. f/b/o

      John B. Smith, Jr.,

      UGMA/UTMA.......................................    John B. Smith

(2)   Estate of John B. Smith.........................    John B. Smith, Jr.,
                                                          Executor

                          PAINEWEBBER HIGH INCOME FUND
               (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 8, 2001

         This Proxy Statement is being furnished to the shareholders of PaineWebber High Income Fund ("Fund"), a series of PaineWebber Managed Investments Trust ("Trust"), in connection with the solicitation of proxies made by, and on behalf of, the Trust's Board of Trustees ("Board") to be used at the Special Meeting of Shareholders to be held on February 8, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about December 30, 2000.

         The presence, in person or by proxy, of Fund shareholders entitled to cast a majority of all votes entitled to be cast at the Meeting will constitute a quorum. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be votes against Proposals 1, 2 and 3 because these proposals require the affirmative vote of a specified majority of the Fund's outstanding shares.

         All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Investment Management and Administration Contract, "FOR" the Sub-Advisory Contract, "FOR" the Sub-Advisory Policy and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

         Shareholders of record as of the close of business on November 30, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, the Fund had 42,664,535.132 shares issued and outstanding, consisting of 26,720,266.079 Class A shares, 7,900,370.342 Class B shares, 7,924,567.394 Class
C shares, and 119,331.317 Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix A, as of the Record Date, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser, administrator, and distributor of the Fund, does not know of any person who owns beneficially or of record 5% or more of any class of shares of the Fund. As of that same date, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of the Fund's outstanding shares.

         The solicitation of proxies, the cost of which will be borne by Mitchell Hutchins, will be made by mail, telephone and via the Internet. The Fund's officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. The Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. SCC will be paid approximately $28,000 for proxy solicitation services. The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT 51 WEST 52ND STREET, NEW YORK, NEW YORK 10019-6114, OR BY CALLING 1-800-647-1568.

                                  INTRODUCTION

         The Board of Trustees has approved proposals by Mitchell Hutchins to restructure the manner in which the Fund's assets are managed. To implement new investment management arrangements for the Fund, the Board, effective October 6, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and approved a new interim investment management and administration contract with Mitchell Hutchins ("Interim
Management   Contract")   and  an  interim   sub-advisory   contract   ("Interim
Sub-Advisory Contract") between Mitchell Hutchins and Massachusetts Financial Services Company ("MFS"). Under the Interim Management Contract, Mitchell
Hutchins serves as investment manager for the Fund and provides portfolio management oversight of MFS as sub-adviser, instead of directly managing the Fund's portfolio. The Fund pays Mitchell Hutchins the same annual fee, 0.50% of the Fund's average daily net assets, under the Interim Management Contract that it paid under the preceding investment advisory and administration contract. Under the Interim Sub-Advisory Contract, MFS provides the Fund with a continuous investment program for which Mitchell Hutchins, not the Fund, pays MFS the annual fee of 0.45% of the Fund's average daily net assets. The Interim Management Contract and Interim Sub-Advisory Contract will terminate automatically on the earlier of 150 days from their effective date or the date Fund shareholders approve the new Investment Management and Administration Contract and the Sub-Advisory Contract.

         Under the proposal, MFS, an entity unaffiliated with Mitchell Hutchins, would continue to manage the Fund's assets as its investment sub-adviser and Mitchell Hutchins would continue to oversee MFS' activities as sub-adviser and evaluate its performance. Mitchell Hutchins would continue to provide administrative services to the Fund. The Board is asking the Fund's shareholders to approve a new Investment Management and Administration Contract with Mitchell Hutchins to incorporate updated language about Mitchell Hutchins' ability to appoint sub-advisers, as described further below. In addition, the Board is asking the Fund's shareholders to approve a policy that permits Mitchell Hutchins and the Board to appoint and replace sub-advisers, enter into sub-advisory contracts, and amend sub-advisory contracts without further shareholder approval.

         PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT BETWEEN MITCHELL HUTCHINS AND THE FUND.

         Mitchell Hutchins proposed to the Board, and the Board approved at its meeting on November 8, 2000, an amended Investment Management and Administration Contract ("Proposed Management Contract") between the Fund and Mitchell Hutchins. The Proposed Management Contract is substantially similar to the Fund's current Interim Management Contract and the Fund's recently terminated Investment Advisory and Administration Contract ("Old Advisory Contract"). Under the Proposed Management Contract, Mitchell Hutchins will have the same duties and responsibilities and will receive the same compensation as under the Interim Management Contract and the Old Advisory Contract. A form of the Proposed Management Contract is attached as Appendix B.

COMPARISON BETWEEN (1) THE OLD ADVISORY CONTRACT AND (2) THE INTERIM MANAGEMENT CONTRACT AND THE PROPOSED MANAGEMENT CONTRACT

         The main difference between the Interim Management Contract and the Proposed Management Contract (collectively, the "New Contracts") on the one hand, and the Old Advisory Contract, on the other hand, is the change of Mitchell Hutchins' role under the New Contracts. Under the Old Advisory Contract, Mitchell Hutchins' role was to provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Fund, and to determine what securities and other investments would be purchased, retained or sold by the Fund. Under the New Contracts, the role of Mitchell Hutchins is to oversee the management of the Fund's portfolio by one or more investment sub-advisers, rather than managing the Fund itself. Such oversight includes reviewing prospective sub-advisers, selecting such sub-advisers, and monitoring and evaluating their performance. Mitchell Hutchins will report to the Trust's Board the results of its evaluation, supervision, and monitoring duties and will make recommendations to the Board concerning the renewal, modification or termination of sub-advisory agreements.

         The Old Advisory Contract and the New Contracts all permit Mitchell Hutchins to delegate its duties under the Contracts to a sub-adviser. However, the New Contracts now specifically anticipate that Mitchell Hutchins will delegate all of its investment management duties to a sub-adviser. Furthermore, the New Contracts explicitly permit Mitchell Hutchins to delegate its duties to more than one sub-adviser. Under the New Contracts, Mitchell Hutchins also has the power to allocate and reallocate responsibility for the management of a specific portion of the Fund's assets among the sub-advisers. In addition, the New Contracts have been amended to acknowledge that Mitchell Hutchins can engage a sub-adviser subject only to approval of the sub-advisory contract by the Board of Trustees and to any requirements of the securities laws pertaining thereto, which would permit Mitchell Hutchins to implement Proposal 3, if approved by shareholders. As described in Proposal 3, Mitchell Hutchins and the Fund have received an order from the Securities and Exchange Commission ("SEC") permitting the engagement of unaffiliated sub-advisers by the Board of Trustees acting alone and without the need for approval by the vote of the holders of a majority of the outstanding shares of the Fund. See Proposal 3 for more information.

         As administrator, under both the Old Advisory Contract and the New Contracts, Mitchell Hutchins will manage the affairs of the Fund, subject to the supervision of the Board. Mitchell Hutchins will provide the Fund with such corporate, administrative and clerical personnel (including officers of the
Fund) and services as are deemed reasonably necessary or advisable by the Board, including the maintenance of certain books and records of the Fund. Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of reports to the Fund's shareholders and the SEC and other appropriate federal or state regulatory authorities. Mitchell Hutchins will provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board, upon request, any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

         Under the New Contracts, for both the services provided and the expenses assumed, with respect to the Fund, the Fund will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. This fee is identical to the fee payable to Mitchell Hutchins in the Old Advisory Contract.

         Under both the Old Advisory Contract and the New Contracts, Mitchell Hutchins will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. The only difference between the Contracts with respect to liability is that the New Contracts specifically extend the limitation of liability to Mitchell Hutchins' officers, directors, employees and delegates and to any sub-advisers to the Fund, whereas the Old Advisory Contract does not explicitly include such persons in its corresponding section. Both the Old Advisory Contract and the New Contracts provide that the Trustees of the Trust and Fund shareholders will not be liable for any obligations of the Fund or the Trust under the Contracts, and that Mitchell Hutchins will look only to the assets and property of the Trust in settlement of any rights or claims under the Contracts.

         Both the Old Advisory Contract and the New Contracts terminate automatically upon assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or, without penalty, by Mitchell Hutchins on 60 days' written notice to the Fund.

         If approved by the Fund's shareholders, the Proposed Management Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Management Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of those Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund or Mitchell Hutchins ("Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

         The Old Advisory Contract is dated April 21, 1988 and was last submitted to a vote of shareholders of the Fund on April 21, 1988 in connection with the determination that Mitchell Hutchins should provide advisory and administrative services directly to the Fund, rather than through a delegation from PaineWebber Incorporated ("PaineWebber"). Under the Old Advisory Contract, the Fund paid (or accrued) investment advisory and administrative fees to Mitchell Hutchins in the amount of $2,408,964 during the fiscal year ended November 30, 1999.

         Further information about Mitchell Hutchins is set forth in Appendix C.

COMPARISON  OF THE  INTERIM  MANAGEMENT  CONTRACT  AND THE  PROPOSED  MANAGEMENT
CONTRACT

         The Interim Management Contract and the Proposed Management Contract are substantially similar, with the only real differences stemming from the provisional nature of the Interim Management Contract pursuant to the requirements of Rule 15a-4 under the 1940 Act. The Interim Management Contract is only effective for 150 days from the termination date of the Old Advisory
Contract,  not two  years  from  the date of  adoption  as  under  the  Proposed
Management Contract, and only 10 days' written notice is required for termination of the Interim Management Contract by the Fund, rather than the 60 days' written notice required under the Proposed Management Contract.

EVALUATION BY THE BOARD

         In considering the Proposed Management Contract, the Board reviewed and analyzed the factors they deemed relevant, including (1) the services now being provided by Mitchell Hutchins; (2) the nature, quality, and scope of such services as well as the Fund's investment performance; (3) the nature and scope of the services to be provided to the Fund by Mitchell Hutchins under the Proposed Management Contract; (4) the ability of Mitchell Hutchins to provide such services; and (5) the potential effect of the Proposed Management Contract on shareholders. The Trustees reviewed the proposed fees payable to Mitchell Hutchins under the Proposed Management Contract. The Board also considered the management, advisory and/or administration fees paid by other investment companies with similar objectives and characteristics.

         After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Proposed Management Contract and authorized the submission of the Proposed Management Contract to the Fund's shareholders for their approval at the Meeting.

REQUIRED VOTE

         Approval of Proposal 1 requires the  affirmative  vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                                 ---------------

         PROPOSAL 2: TO APPROVE OR DISAPPROVE A SUB-ADVISORY CONTRACT BETWEEN MITCHELL HUTCHINS AND MFS.

         Mitchell Hutchins proposed to the Board, and the Board approved at its meeting on November 8, 2000, a sub-advisory contract between Mitchell Hutchins and MFS (" Proposed Sub-Advisory Contract"). The Proposed Sub-Advisory Contract is substantially similar to the Interim Sub-Advisory Contract adopted by the Board on October 6, 2000. A form of the Proposed Sub-Advisory Contract is attached as Appendix D.

         Further information about MFS is set forth in Appendix E.

PROPOSED SUB-ADVISORY CONTRACT

         Under the Proposed Sub-Advisory Contract, MFS would be responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of all or a designated portion of the assets of the Fund, including placing purchase and sell orders for investments and for other related transactions. MFS agrees to provide a continuous investment program for the Fund's assets, including investment research and management. The Proposed Sub-Advisory Contract recognizes that MFS may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the sub-adviser with research, analysis, advice or similar services. The Proposed Sub-Advisory Contract also provides that MFS will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the sub-adviser effects on behalf of the Fund, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins may reasonably request; (2) provide the Board or Mitchell Hutchins with economic and investment analyses and reports, as well as quarterly reports, setting forth the Fund's performance with respect to its investments and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that MFS normally makes available to its institutional investors or other customers; and (3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of MFS, for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         The Proposed Sub-Advisory Contract provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its shareholders, the Trust or Mitchell Hutchins in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. In addition, MFS will not have any responsibilities for any other series of the Trust, for any portion of the Fund's assets that it does not manage or for the acts or omissions of any other sub-adviser for the Fund or the Trust. In particular, if at any time MFS only manages a portion of the Fund's assets, MFS will have no responsibility for the Fund being in violation of any law or regulation or Fund policy or restriction, or for the Fund's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Fund's portfolio managed by MFS would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

         Mitchell Hutchins has agreed to indemnify, defend and hold harmless MFS, its affiliates, and each of their officers, directors, employees, shareholders, agents, and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising from or related to the services contemplated under the Proposed Sub-Advisory Contract, except to the extent that such losses, claims, damages, liabilities, costs and expenses result from MFS' willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the Contract.

         The Proposed Sub-Advisory Contract provides that the Fund, by the vote of a majority of the Board of Trustees or a majority of its outstanding voting securities, may terminate the Contract, without penalty, on 60 days' written notice to MFS and MFS may terminate the Contract, without penalty, on 60 days' written notice to Mitchell Hutchins. The Proposed Sub-Advisory Contract also permits Mitchell Hutchins to terminate the Contract, without penalty, upon material breach by MFS of any of certain specific representations and warranties in the Contract. These representations and warranties concern failure to be registered as an investment adviser, failure to adopt a code of ethics, failure to notify Mitchell Hutchins of changes in control and failure to obtain written consent from Mitchell Hutchins before referring to MFS' relationship with the Fund, the Trust, Mitchell Hutchins or any of their affiliates in promotional materials. MFS may cure such breach within a 20 day period after notice thereof. Additionally, Mitchell Hutchins may terminate the Proposed Sub-Advisory Contract without penalty if, in the reasonable judgment of Mitchell Hutchins, MFS becomes unable to discharge its duties and obligations under the Contract, including circumstances such as financial insolvency of MFS or any other circumstances which could adversely affect the Fund. In addition, the Proposed Sub-Advisory Contract is automatically terminable upon assignment.

         Under the Proposed Sub-Advisory Contract, for the services performed and the expenses assumed, MFS would receive a sub-advisory fee from Mitchell Hutchins (not the Fund), computed daily and paid monthly, at an annual rate of 0.45% of the portion of the Fund's average daily net assets under MFS' management.

         If approved by the Fund's shareholders, the Proposed Sub-Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Sub-Advisory Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUB-ADVISORY CONTRACT AND THE PROPOSED SUB-ADVISORY CONTRACT

         The Interim Sub-Advisory Contract and the Proposed Sub-Advisory Contract are substantially similar. Some of the differences between the two Contracts stem from the provisional nature of the Interim Sub-Advisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Sub-Advisory Contract is only effective for 150 days from the termination date of the Old Advisory Contract, not for two years from the date of adoption as under the Proposed Sub-Advisory Contract, and only 10 days' written notice is required for termination of the Interim Sub-Advisory Contract by the Fund, rather than the 60 days' written notice required under the Proposed Sub-Advisory Contract. Another difference is an additional provision in the Proposed Sub-Advisory Contract that reflects the Board's ability to amend the Contract without shareholder approval in accordance with the SEC exemptive order discussed in Proposal 3 (if such Proposal is approved by shareholders). In addition, the Proposed Sub-Advisory Contract specifically states that the Contract will terminate upon its assignment or the termination of the Proposed Management Contract.

EVALUATION BY BOARD

         In determining to approve the Proposed Sub-Advisory Contract, the Board analyzed the factors it deemed relevant, particularly Mitchell Hutchins' decision to refocus its business to the exclusion of providing portfolio advisory services to bond funds, MFS' particular experience in managing fixed income assets and high yield assets, its reputation, the past performance of other funds managed by MFS that invest in high income securities, its overall capabilities to perform the services under the Proposed Sub-Advisory Contract and its willingness to perform those services for the Fund. The Board also considered the sub-advisory fees that would be payable to MFS. The Board reviewed the services provided by MFS to its other investment company clients, the ability of MFS to provide these services to the Fund, including its personnel, operations and financial condition, and other factors that would affect the provision of those services. After full consideration of these and other factors, the Board of Trustees, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Contract and recommended that it be submitted to the shareholders for approval.

REQUIRED VOTE

         Approval of Proposal 2 requires the  affirmative  vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                                 ---------------

         PROPOSAL 3: TO APPROVE A POLICY TO PERMIT MITCHELL HUTCHINS AND THE BOARD TO APPOINT AND REPLACE SUB-ADVISERS, TO ENTER INTO SUB-ADVISORY CONTRACTS AND TO APPROVE AMENDMENTS TO SUB-ADVISORY CONTRACTS ON BEHALF OF THE FUND WITHOUT FURTHER SHAREHOLDER APPROVAL.

         At its meeting on November 8, 2000, the Board approved, and recommended that the shareholders of the Fund also be asked to approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and replace sub-advisers, to enter into sub-advisory contracts and to amend sub-advisory contracts on behalf of the Fund without further shareholder approval ("Sub-Adviser Approval Policy"). Shareholders are being asked to approve this policy at the meeting to permit Mitchell Hutchins to make changes in the sub-advisory arrangements for the Fund in the future without having to incur the expense of another shareholder meeting. If approved by the Fund's shareholders, the policy would apply only to sub-advisers that are not affiliated with Mitchell Hutchins and thus would not permit Mitchell Hutchins and the Board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Fund without shareholder approval.

THE EXEMPTIVE ORDER

         On January 19, 1999, the Fund and Mitchell Hutchins received an exemptive order from the SEC that permits Mitchell Hutchins and the Fund's Board of Trustees to appoint and replace sub-advisers that are not affiliated with Mitchell Hutchins and to amend sub-advisory contracts with these sub-advisers without obtaining shareholder approval. The Fund's shareholders must approve the Sub-Adviser Approval Policy before Mitchell Hutchins and the Board may implement it. Without the exemptive order, the provisions of the 1940 Act require that the Fund's shareholders approve all new sub-advisory contracts as well as material amendments to any existing sub-advisory contract. If shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board, including a majority of the Independent Trustees, to evaluate, select and retain unaffiliated sub-advisers for the Fund and to modify the sub-advisory contracts without obtaining further approval of the Fund's shareholders whenever Mitchell Hutchins and the Board believe these actions would benefit the Fund and its shareholders. As explained below, shareholders would receive detailed information regarding any new sub-adviser.

CURRENT SUB-ADVISER APPROVAL PROCESS

         Currently, the holders of a majority of the Fund's outstanding shares must approve any sub-advisory contract between Mitchell Hutchins and another investment adviser pursuant to which the other adviser provides the Fund with investment management services. Shareholder approval is required in addition to approval by the Board and a majority of the Independent Trustees.

PROPOSED SUB-ADVISER APPROVAL POLICY

         The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the Board of Trustees, including a majority of the Independent Trustees, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements in the following types of situations: (1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; or (5) there is a change in investment style of the Fund. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins, as that term is used in the 1940 Act, or materially amend any sub-advisory contract with an affiliated sub-adviser.

         Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call and hold a meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, the Fund and Mitchell Hutchins will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Finally, within 90 days of the appointment of a new sub-adviser, the Fund will provide its shareholders with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that the Fund's shareholders would receive in a proxy statement. If the Fund's shareholders are not satisfied with the sub-advisory arrangements that Mitchell Hutchins and the Board implement under the Sub-Adviser Approval Policy, they would, of course, be able to exchange or sell their shares.

         Shareholder approval of this Proposal 3 will not change the total amount of management fees paid by the Fund to Mitchell Hutchins or Mitchell Hutchins' duties and responsibilities toward the Fund under the Proposed Management Contract.

REASONS FOR REQUESTING SHAREHOLDER APPROVAL

         The Board believes that it is in the best interests of the Fund's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Fund's Interim Management Contract and Interim Sub-Advisory Contract were adopted), a fund's current advisory contract must be terminated before the Rule can apply and a fund's shareholders still must approve both the resultant interim advisory and sub-advisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Fund (although in the case of this solicitation, they are being borne by Mitchell Hutchins). If Mitchell Hutchins and the Board can rely on the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and Mitchell Hutchins believe that the appointment would benefit the Fund and its shareholders.

         Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins, subject to review by the Board, in light of Mitchell Hutchins' significant experience and expertise in this area. The Board believes that investors may choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

         Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell
Hutchins   continues  to  act  in  the  best  interests  of  the  Fund  and  its shareholders.

REQUIRED VOTE

         Approval of Proposal 3 requires the  affirmative  vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                                 ---------------

          INFORMATION ABOUT CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

         Officers are appointed by the Trustees and serve at the pleasure of the Board. Information regarding officers and Trustees of the Fund who are employees or directors of Mitchell Hutchins, PaineWebber or UBS AG ("UBS") is provided below.

         MARGO N. ALEXANDER: age 53, trustee. Mrs. Alexander is chairman (since March 1999) and a director (since January 1995) of Mitchell Hutchins, and an executive vice president and a director of PaineWebber (since March 1984). She was chief executive officer of Mitchell Hutchins from January 1995 to October 2000. Mrs. Alexander is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         E. GARRETT BEWKES JR.: age 74, trustee and chairman of the Board of Trustees. Mr. Bewkes serves as a consultant to PaineWebber (since May 1999).
Prior to November 2000, he was a director of Paine Webber Group Inc. ("PW Group"), formerly the holding company of PaineWebber and Mitchell Hutchins, and prior to 1996, he was a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation. Mr. Bewkes is a director or trustee of 40 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         BRIAN M. STORMS: age 46, president and trustee. Mr. Storms is chief executive officer (since October 2000) and president (since March 1999) of Mitchell Hutchins. He was president of Prudential Investments (1996-1999). Prior to joining Prudential, he was a managing director at Fidelity Investments. Mr. Storms is president and a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         T. KIRKHAM BARNEBY: age 54, vice president. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby is a vice president of 14 investment companies for which

Mitchell Hutchins, PaineWebber or one of their affiliates services as investment adviser.

         AMY R. DOBERMAN: age 38, vice president. Ms. Doberman is senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         ELBRIDGE T. GERRY: age 43, vice president. Mr. Gerry is a managing director and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of 20 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         JOHN J. LEE: age 32, vice president and assistant treasurer. Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         KEVIN J. MAHONEY: age 35, vice president and assistant treasurer. Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         ANN E. MORAN: age 43, vice president and assistant treasurer. Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         DIANNE E. O'DONNELL: age 48, vice president and secretary. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         PAUL H. SCHUBERT: age 37, vice president and treasurer. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         BARNEY A. TAGLIALATELA: age 39, vice president and assistant treasurer. Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

         KEITH A. WELLER: age 39, vice president and assistant secretary. Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

                                OTHER INFORMATION

         SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         OTHER BUSINESS. The Fund's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy
Statement, but should any other matter requiring a vote of the Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                              By Order of the Board of Trustees,


                                              -----------------------------
                                              Dianne E. O'Donnell
                                              Secretary


December 30, 2000

                                   APPENDIX A


         As of October 31, 2000, the following shareholders are shown on the Fund's records as owning more than 5% of a class of its shares:

------------------------------------ -------------------------------------------
                                           NUMBER AND PERCENTAGE OF SHARES
NAME AND ADDRESS                       BENEFICIALLY OWNED AS OF OCTOBER 31, 2000
------------------------------------ -------------------------------------------
Jerry M. Zeigler (Class Y)                  14.5%              17,562.902
------------------------------------ ------------------- -----------------------

Gertrude A. Tormey (Class Y)               23.11%              27,996.542
------------------------------------ ------------------- -----------------------

Mary Estes (Class Y)                        9.73%               11,783.00
------------------------------------ ------------------- -----------------------

---------------
Each shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                                   APPENDIX B

                        FORM OF INVESTMENT MANAGEMENT AND
                             ADMINISTRATION CONTRACT

         Contract made as of __________, ____, between PAINEWEBBER MANAGED INVESTMENTS TRUST, a Massachusetts business trust ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act");

         WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

         WHEREAS the Trust desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Trust designated as PaineWebber High Income Fund and each such other series as to which this Contract may apply (each a "Series"); and

         WHEREAS the Trust desires to retain Mitchell Hutchins as investment manager and administrator to furnish certain administrative and portfolio management services to the Trust with respect to the Series, and Mitchell Hutchins is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as investment manager and administrator of the Trust and each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.   DUTIES AS INVESTMENT MANAGER; APPOINTMENT OF SUB-ADVISERS

(a) Subject to the oversight and direction of the Trust's Board of Trustees ("Board"), Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial reviews of prospective Sub-Advisers for each Series and overseeing and monitoring performance of the Sub-Advisers thereafter. Mitchell Hutchins agrees to report to the Trust the results of its evaluation, oversight and monitoring functions and to keep books and records of the Trust in connection therewith. Upon the request of the Board, Mitchell Hutchins will provide portfolio management services with respect to any portion of Series' assets for which no Sub-Adviser is responsible. Mitchell Hutchins further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Trust whether agreements with Sub-Advisers should be renewed, modified or terminated.

(b) Mitchell Hutchins is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Series for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Series for which the Sub-Adviser is responsible, and for monitoring the Sub-Advisers' discharge of their duties; but Mitchell Hutchins is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.

(c) With respect to each Sub-Adviser for a Series, Mitchell Hutchins shall enter into an agreement ("Sub-Advisory Agreement") with the Sub-Adviser in substantially the form previously approved by the Board and shall seek approval of the Board or a Series' shareholders in a manner consistent with the 1940 Act, the rules thereunder or any applicable exemptive order.

(d) Mitchell Hutchins shall be responsible for the fees payable to and shall pay the Sub-Adviser of a Series the fee as specified in the Sub-Advisory Agreement relating thereto.

(e) In the event that the Board shall request that Mitchell Hutchins provide any portfolio management services to one or more Series, Mitchell Hutchins shall comply with this paragraph 2(e). Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Mitchell Hutchins may aggregate sales and purchase orders with respect to the assets of the Series with similar orders being made simultaneously for other accounts advised by Mitchell Hutchins or its affiliates. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account; the Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series. In providing any portfolio management services, Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust. In providing any portfolio management services, Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board. The Fund hereby authorizes Mitchell Hutchins and any entity or persons associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by Mitchell Hutchins or any entity or persons associated with Mitchell Hutchins for such transactions.

         3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Trust and Series subject to the oversight and direction of the Board and the following understandings:

         (a) Mitchell Hutchins will supervise all aspects of the operations of the Trust and the Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of any of its responsibilities with respect to the conduct of the affairs of the Trust and the Series.

         (b) Mitchell Hutchins will provide the Trust and each Series with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and Series in connection with the administration of the Trust.

         (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to shareholders of each Series and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

         (d) Mitchell Hutchins will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

         (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

         4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Declaration of Trust, By-Laws and the currently effective Registration Statement and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

         5. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         6.   EXPENSES.

         (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

         (b) Expenses borne by each Series will include but not be limited to the following (or the Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Series; (iv) filing fees and expenses relating to the registrations and qualification of the Series' shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders;
(xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; (xxii) interest on borrowings of the Trust; and (xxiii) any fees or expenses related to license agreements with respect to securities indices.

         (c) The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, a Series may reduce the fee payable to Mitchell Hutchins pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

         (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

         (e) The payment or assumption by Mitchell Hutchins of any expenses of the Trust or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.

         7.   COMPENSATION.

        (a) For the services provided and the expenses assumed pursuant to this Contract, the Trust will pay to Mitchell Hutchins a fee with respect to PaineWebber High Income Fund, computed daily and paid monthly, at an annual rate of 0.50% of average daily net assets.

        (b) For the services provided and the expenses assumed pursuant to his Contract with respect to any Series hereafter established, the Trust will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

        (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the last business day of the next succeeding calendar month.

        (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         8. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its officers, directors, employees and delegates, including any Sub-Adviser or Sub-Administrator to a Series, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to a Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

         9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE TRUST. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Agreement and Mitchell Hutchins agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

         10.  DURATION AND TERMINATION.

         (a) This Contract shall become effective for each Series upon the day and year first written above, provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of that Series' outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.

         (c) Notwithstanding the foregoing, with respect to a Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days' written notice to Mitchell Hutchins and may be terminated by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to a Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will terminate automatically in the event of its assignment.

         11. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this contract as to a Series shall be effective until approved by vote of a majority of the Series' outstanding voting securities.

         12. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that section 9 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of New York or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                              PAINEWEBBER MANAGED INVESTMENTS
                                              TRUST

Attest:                                       By:

                                              MITCHELL HUTCHINS ASSET
                                              MANAGEMENT INC.

Attest:                                       By:

                                   APPENDIX C

MORE INFORMATION ABOUT MITCHELL HUTCHINS

         Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins, a Delaware corporation, is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned indirect subsidiary of UBS, an internationally diversified organization, with operations in many areas of the financial services industry. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS is Bahnhofstrasse 45, Zurich, Switzerland. As of October 31, 2000, Mitchell Hutchins was the adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

         Since November 30, 1999, purchases and sales of the securities of any parent or subsidiary of Mitchell Hutchins or MFS by the Trustees of the Fund did not exceed 1% of the outstanding securities of any class of securities of such entities.

         Mitchell Hutchins also serves as the distributor for the Fund's shares under distribution contracts that require Mitchell Hutchins to use its best efforts to sell the Fund's shares. During its fiscal year ended November 30, 1999, the Fund paid no brokerage commissions to PaineWebber or any other affiliated broker-dealer.

         The following is a list of the directors and principal executive officer of Mitchell Hutchins:

                                                                      PRINCIPAL
NAME                        POSITION(S) WITH MITCHELL HUTCHINS       OCCUPATION
----                        ----------------------------------       ----------

Margo N. Alexander          Chairman and Director                       Same
Brian M. Storms             President and Chief Executive Officer       Same
Julian Sluyters             Director                                    Same

-------------------
The business address of each person listed above is 51 West 52nd Street, New York, New York 10019-6114.

OTHER INVESTMENT COMPANY CLIENTS

         Mitchell Hutchins also serves as investment adviser to the following investment companies, which have investment objectives similar to the Fund's, at the fee rates set forth below.

                                       APPROXIMATE NET
                                          ASSETS AS
                                              OF
                                       OCTOBER 31, 2000      ANNUAL INVESTMENT
            FUND                         (IN MILLIONS)         ADVISORY FEE
            ----                       ----------------      -----------------

Mitchell Hutchins Series Trust--             $6.2         0.75% of average daily
Global Income Portfolio                                   net assets

Mitchell Hutchins Series Trust--             $2.5         0.50% of average daily
High Grade Fixed Income Portfolio                         net assets

Mitchell Hutchins Series Trust--            $10.7         0.50% of average daily
High Income Portfolio                                     net assets

Mitchell Hutchins Series Trust--            $13.4         0.75% of average daily
Strategic Income Portfolio                                net assets

Mitchell Hutchins Series Trust--             $4.3         0.50% of average daily
Strategic Fixed Income Portfolio                          net assets


PACE Global Fixed Income Investments        $96.7         0.60% of average daily
                                                          net assets (subject to
                                                          a waiver of the
                                                          advisory fee and/or a
                                                          reimbursement to the
                                                          extent the Fund's "Net
                                                          Expenses" exceed
                                                          0.95%)

PACE Government Securities Fixed           $202.6         0.50% of average daily
Income Investments                                        net assets (subject to
                                                          a waiver of the
                                                          advisory fee and/or a
                                                          reimbursement to the
                                                          extent the Fund's "Net
                                                          Expenses" exceed
                                                          0.87%)

PACE Intermediate Fixed Income             $134.2         0.40% of average daily
Investments                                               net assets

PACE Municipal Fixed Income                 $53.1         0.40% of average daily
Investments                                               net assets (subject to
                                                          a waiver of the
                                                          advisory fee and/or a
                                                          reimbursement to the
                                                          extent the Fund's "Net
                                                          Expenses" exceed
                                                          0.85%)

PACE Strategic Fixed Income                $238.6         0.50% of average daily
Investments                                               net assets (subject to
                                                          a waiver of the
                                                          advisory fee and/or a
                                                          reimbursement to the
                                                          extent the Fund's "Net
                                                          Expenses" exceed
                                                          0.85%)

                                       APPROXIMATE NET
                                          ASSETS AS
                                              OF
                                       OCTOBER 31, 2000      ANNUAL INVESTMENT
            FUND                         (IN MILLIONS)         ADVISORY FEE
            ----                       ----------------      -----------------

PaineWebber California Tax-Free            $123.0         0.50% of average daily
Income Fund                                               net assets (subject to
                                                          a waiver of 0.20%)

PaineWebber Global Income Fund             $253.3         0.75% of average daily
                                                          net assets

PaineWebber Investment Grade               $219.0         0.50% of average daily
Income Fund                                               net assets

PaineWebber Municipal High Income Fund      $83.5         0.60% of average daily
                                                          net assets

PaineWebber National Tax-Free              $239.5         0.50% of average daily
Income Fund                                               net assets

PaineWebber New York Tax-Free               $35.6         0.60% of average daily
Income Fund                                               net

PaineWebber Low Duration                   $164.1         0.50% of average daily
U.S. Government Income Fund                               net assets

PaineWebber Strategic Income Fund           $77.7         0.75% of average daily
                                                          net assets

PaineWebber U.S. Government                $231.2         0.50% of average daily
Income Fund                                               net assets

2002 Target Term Trust Inc.                $109.9         0.50% of average
(closed-end fund)                                         weekly net assets

All American Term Trust Inc.               $159.4         0.90% of average
(closed-end fund)                                         weekly net assets

Global High Income Dollar Fund Inc.        $282.0         1.25% of average
(closed-end fund)                                         weekly net assets

Insured Municipal Income Fund Inc.         $455.3         0.90% of average
(closed-end fund)                                         weekly net assets

Investment Grade Municipal Income          $244.9         0.90% of average
Fund Inc. (closed-end fund)                               weekly net assets

                                       APPROXIMATE NET
                                          ASSETS AS
                                              OF
                                       OCTOBER 31, 2000      ANNUAL INVESTMENT
            FUND                         (IN MILLIONS)         ADVISORY FEE
            ----                       ----------------      -----------------

Managed High Yield Plus Fund Inc.          $311.8         0.70% of average
(closed-end fund)                                         weekly net assets

Strategic Global Income Fund, Inc.         $220.4         1.00% of average
(closed-end fund)                                         weekly net assets

                                   APPENDIX D

                          FORM OF SUB-ADVISORY CONTRACT

         Agreement made as of ___________, 2001 ("Contract") between MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and Massachusetts Financial Services Company, a Delaware corporation ("Sub-Adviser").

                                    RECITALS

         (1) Mitchell Hutchins has entered into an Investment Management and Administration Agreement, dated _______________, 2001 ("Management Agreement"), with PaineWebber Managed Investments Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to the series of the Trust designated as PaineWebber High Income Fund ("Series");

         (2) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Series; and

         (3)   The Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

         1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.    DUTIES AS SUB-ADVISER.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins and furnished to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of the Series, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Series or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Series or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Series or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment. The Sub-Adviser understands that the Series' assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Series or its other clients and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment.

         (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Series or Segment, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records or copies thereof that it maintains for the Series upon request by the Trust.

         (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Series or Segment and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Series or Segment, in accordance with procedures adopted by the Board, as amended from time to time. The Sub-Adviser will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser and Mitchell Hutchins will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Code, as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and the Series. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

         4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Series or Mitchell Hutchins.

         5.    COMPENSATION.

         (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.45% of the average daily net assets of the Series or Segment (computed in the manner specified in the Management Agreement) and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.

         (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the fifteenth day of the next succeeding calendar month.

         (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

         6.    LIMITATION OF LIABILITY.

         (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, the Trust, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

         (b) Mitchell Hutchins shall indemnify, defend and hold harmless the Sub-Adviser, its affiliates, and each of their respective directors, officers, employees, shareholders, agents and representatives (collectively, the "Indemnities") from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising from or related to the services contemplated under this Agreement, except to the extent any such losses, claims, damages, liabilities, costs and expenses result from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

         (c) In no event will the Sub-Adviser have any responsibilities for any other series of the Trust, for any portion of the Series' investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Series.

         In particular, in the event the Sub-Adviser shall manage only a portion of the Series' investments, the Sub-Adviser shall have no responsibility for the Series' being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

         Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         7.    REPRESENTATIONS.

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as a sub-investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) Mitchell Hutchins (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services as investment adviser contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services as investment adviser contemplated by this Contract; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify Mitchell Hutchins from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (c) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and has provided Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within thirty days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1, which are relevant to the services provided under this Contract.

         (d) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

         (e) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Series or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

         (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Series, the Trust, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of Mitchell Hutchins.

         8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.    DURATION AND TERMINATION.

         (a) This Contract shall become effective upon the day and year first written above, provided that this Contract has been approved for the Series by a vote of: (i) a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval and (ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the Contract without such vote.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Series.

         (c) Notwithstanding the foregoing, with respect to the Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days' written notice to the Sub-Adviser and may be terminated by the Sub-Adviser at any time, without the payment of any penalty, on sixty days' written notice to Mitchell Hutchins. The Contract may also be terminated, without payment of penalty, by Mitchell Hutchins (i) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Contract, if such breach shall not have been cured within a 20 day period after notice of such breach or (ii) if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Series. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Series.

         10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to the Series shall be effective until approved by vote of (i) the Independent Trustees and (ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the Contract without such vote.

         11. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. to the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

         12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

         13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Robert T. Burns, Senior Vice President and Associate General Counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                        MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                                        51 West 52nd Street
Attest:                                 New York, New York  10019-6114

By:                                     By:
       Name:  Keith A. Weller                    Name:  Dianne E. O'Donnell
       Title:  First Vice President              Title:  Senior Vice President



                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        500 Boylston Street
                                        Boston, Massachusetts 02116
Attest:

By:                                     By:
       Name:  Robert T. Burns                 Name:  Joseph W. Dello Russo
       Title:  Assistant Secretary            Title:  Chief Administrative
                                              Officer and Chief Financial
                                              Officer

                                   APPENDIX E

MORE INFORMATION ABOUT MFS

         MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of October 31, 2000, MFS had approximately $157.71 billion of assets under management, including $3.05 billion in high income fund assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is the indirect majority owned subsidiary of Sun Life Financial Services of Canada, Inc., which is located at 150 King Street West, Toronto, Ontario, Canada M5H1J9.

The following is a list of the directors and principal executive officer of MFS:

                                                                PRINCIPAL
NAME                         POSITION(S) WITH MFS               OCCUPATION
----                         --------------------               ----------

Jeffrey L. Shames            Chairman and Chief                    Same
                             Executive Officer

John W. Ballen               Director, Chief                       Same
                             Investment Officer and
                             President

Arnold D. Scott              Director and Senior                   Same
                             Executive Vice President

Joseph W. Dello Russo        Director, Executive Vice              Same
                             President, Chief
                             Financial Officer and Chief
                             Administrative Officer

Kevin R. Parke               Director, Executive Vice              Same
                             President and Chief
                             Equity Officer

Thomas J. Cashman, Jr.       Director and Executive                Same
                             Vice President

William W. Scott, Jr.        Director and Executive                Same
                             Vice President

-------------------
The business address of each person listed above is 500 Boylston Street, Boston, Massachusetts 02116.


OTHER INVESTMENT COMPANY CLIENTS

         MFS also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Fund's, at the fee rates set forth below.

                                       APPROXIMATE NET
                                          ASSETS AS
                                              OF
                                       OCTOBER 31, 2000      ANNUAL INVESTMENT
            FUND                         (IN MILLIONS)         ADVISORY FEE
            ----                       ----------------      -----------------

MFS Bond Fund                              $1,113.4       0.255% of average
                                                          daily net assets on
                                                          first $200 million;
                                                          0.191% of average
                                                          daily net assets over
                                                          $200 million; plus
                                                          2.75% of the first $20
                                                          million of gross
                                                          income; 2.34 % of
                                                          gross income in excess
                                                          of $20 million

MFS High Yield Opportunities                  $50.7       0.65% of average daily
Fund                                                      net assets

MFS Income Fund                                $1.0       0.60% of average daily
                                                          net assets subject to
                                                          a waiver of 0.60%

MFS High Yield Fund                            $1.1       0.60% of average daily
                                                          net assets subject to
                                                          a waiver of 0.60%

MFS High Quality Bond Fund                     $1.3       0.50% of average daily
                                                          net assets

MFS Intermediate Investment Grade            $112.2       0.50% of average daily
Bond Fund                                                 net assets subject to
                                                          a waiver of 0.50%

MFS Limited Maturity Fund                    $273.6       0.40% of average daily
                                                          net assets subject to
                                                          a waiver of 0.05%

MFS Municipal Bond Fund                    $1,299.6       0.22% of average daily
                                                          net assets of the
                                                          first $200 million;
                                                          0.187% of average
                                                          daily net assets from
                                                          over $200 million to
                                                          $2 billion; 0.168% of
                                                          average daily net
                                                          assets in excess of $2
                                                          billion; plus 4.12% of
                                                          the first $16 million
                                                          in gross income; 3.51%
                                                          of gross income from
                                                          over $16 million to
                                                          $160 million; 3.16% of
                                                          gross income in excess
                                                          of $160 million


MFS Municipal High Income Fund             $1,342.7       0.30% of average daily
                                                          net assets of the
                                                          first $1.3 billion;
                                                          0.25% of average daily

                                       APPROXIMATE NET
                                          ASSETS AS
                                              OF
                                       OCTOBER 31, 2000      ANNUAL INVESTMENT
            FUND                         (IN MILLIONS)         ADVISORY FEE
            ----                       ----------------      -----------------

                                                          net assets in excess
                                                          of $1.3 billion; plus
                                                          4.75% of gross income
                                                          subject to a waiver to
                                                          the extent the total
                                                          advisory fee exceeds
                                                          0.55% of average daily
                                                          net assets

MFS Municipal Limited Maturity Fund           $52.4       0.40% of average daily
                                                          net assets subject to
                                                          a waiver of 0.10%

MFS Multimarket Income Trust                 $567.5       0.34% of average daily
(closed-end fund)                                         net assets; plus 5.40%
                                                          of gross income

MFS Municipal Income Trust                   $305.9       0.40% of average daily
(closed-end fund)                                         net assets; plus 6.32%
                                                          of gross income


MFS Municipal Income Fund                    $328.1       0.30% of average daily
                                                          net assets; plus 6.43%
                                                          of gross income
                                                          subject to a waiver to
                                                          the extent the total
                                                          advisory fee exceeds
                                                          0.40%

MFS Strategic Income Fund                    $294.0       0.50% of average daily
                                                          net assets; plus 7.14%
                                                          of gross income
                                                          subject to a waiver to
                                                          the extent the total
                                                          advisory fee exceeds
                                                          0.50%

MFS Massachusetts High Income                  $4.8       0.40% of average daily
Tax Free Fund                                             net assets subject to
                                                          a waiver of 0.40%

MFS New York High Income                       $0.5       0.40% of average daily
Tax Free Fund                                             net assets subject to
                                                          a waiver of 0.40%

MFS Government Markets Income Trust          $416.4       0.32% of average daily
                                                          net assets; plus 5.33%
                                                          of gross income

MFS Intermediate Income Trust                $907.4       0.32% of average daily
(closed-end fund)                                         net assets; plus 5.65%
                                                          of gross income

                                       APPROXIMATE NET
                                          ASSETS AS
                                              OF
                                       OCTOBER 31, 2000      ANNUAL INVESTMENT
            FUND                         (IN MILLIONS)         ADVISORY FEE
            ----                       ----------------      -----------------

MFS Variable Insurance Trust--                $25.4       0.60% of average daily
Bond Series                                               net assets

MFS Variable Insurance Trust--                $58.7       0.75% of average daily
High Income Series                                        net assets

MFS Variable Insurance Trust--                 $0.3       0.55% of average daily
Limited Maturity Series                                   net assets

MFS Institutional High Yield Fund              $1.0       0.50% of average daily
                                                          net assets

Compass--High Yield Variable Account         $100.8       0.75% of average daily
                                                          net assets of the
                                                          first $300 million;
                                                          0.675% of average
                                                          daily net assets in
                                                          excess of $300 million

MFS/SunLife--Strategic Income Series          $28.3       0.75% of average daily
                                                          net assets

MFS/SunLife--High Yield Series               $324.3       0.75% of average daily
                                                          net assets subject to
                                                          a waiver of 0.05% of
                                                          the advisory fee on
                                                          assets in excess of $1
                                                          billion

PROXY                                                                      PROXY

                          PAINEWEBBER HIGH INCOME FUND
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 8, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER HIGH INCOME FUND ("FUND"), A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST, AND RELATES TO THE PROPOSALS INDICATED BELOW. The undersigned hereby appoints as proxies SCOTT H. GRIFF and VICTORIA DRAKE, and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on February 8, 2001 at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the meeting.

                            VOTE VIA THE INTERNET: HTTP://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:
                            ----------------------------------------------------
                    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                    ____________________________________________________________
                    SIGNATURE

                    ____________________________________________________________
                    SIGNATURE (IF HELD JOINTLY)

                    _____________________________________________________, 200__
                    DATE                                                11272HIN



             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

Please date and sign the reverse side of this proxy and return it promptly in the enclosed envelope. This proxy will not be voted unless it is dated and signed exactly as instructed.

When properly signed, the proxy will be voted as instructed below. If no instruction is given for a proposal, voting will be made "FOR" that proposal.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: [ ]


                                                FOR        AGAINST     ABSTAIN

1.    Approve a new investment advisory         [  ]        [  ]         [  ]
      and administration contract
      between Mitchell Hutchins Asset
      Management Inc. ("Mitchell
      Hutchins") and the Fund.

2.    Approve a new sub-advisory                [  ]        [  ]         [  ]
      contract between Mitchell Hutchins
      and Massachusetts Financial
      Services Company.

3.    Approve a policy to permit                [  ]        [  ]         [  ]
      Mitchell Hutchins and the Fund's
      Board of Trustees to appoint and
      replace sub-advisers and to enter
      into and amend sub-advisory
      contracts without further
      shareholder approval.



               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.
                                                                       11272HIN

                                YOUR PROXY VOTE IS IMPORTANT!
                                                   ---------

                                AND NOW YOU CAN VOTE YOUR PROXY
                                ON THE PHONE OR ON
                                THE INTERNET.

[graphic]                       IT SAVES MONEY! Telephone and Internet voting
                                saves postage costs. Savings which can help to minimize fund expenses.

                                IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

                                IT'S EASY!  Just follow these simple steps:

                                1.       Read your proxy statement and have it
                                         at hand.
                                2.       Call toll-free 1-800-597-7836 for
                                         automated instructions, OR GO TO
                                         WEBSITE: HTTP://VOTE.PROXY-DIRECT.COM.
                                                  -----------------------------
                                3. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
                                4.       Follow the recorded or on-screen
                                         directions.
                                5.       Do NOT mail your Proxy Card when you
                                            ---
                                         vote by phone or internet.
                                6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call. 1-877-748-9131.